SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 April 26, 2005
                                 --------------
                                Date of Report
                       (Date of Earliest Event Reported)

                             PCS EDVENTURES!.COM, INC.
                             -------------------------
            (Exact Name of Registrant as Specified in its Charter)

        IDAHO                   000-49990              82-0475383
        -----                   ---------              ----------
     (State or other       (Commission File No.)   (IRS Employer I.D. No.)
      Jurisdiction)

                         345 Bobwhite Court, Suite 200
                             Boise, Idaho 83706
                             ------------------
                      (Address of Principal Executive Offices)

                                 (208) 343-3110
                                 --------------
                          Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     See Exhibit 99.1, Press Release dated April 26, 2005; Exhibit 99.2, Press Release dated April 27, 2005; Exhibit 99.3, Press Release dated May 3, 2005; and Exhibit 99.4, Press Release dated May 10, 2005, copies of which are attached hereto and incorporated herein by reference. See Item 9.01.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 --------------------

         99.1                      Press Release April 26,2005
         99.2                      Press Release April 27,2005
         99.3                      Press Release May 3,2005
         99.4                      Press Release May 10,2005

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.


                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PCS EDVENTURES!.COM, INC.



Date: 5/11/2005                     /s/ Anthony A. Maher
      ---------                     ----------------------------
                                   Anthony A. Maher, CEO, President and
                                   Chairman of the Board of Directors